UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26 , 2026

PSQ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40457	86-2062844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 W Aspen Street Suite 200C Bozeman, Montana	59715
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (754) 264-8701

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PSQH	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	PSQH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Michael Hebert

On May 26, 2026, Michael Hebert resigned from his position of Senior Vice President of People of PSQ Holdings, Inc. (the “Company”), effective May 31, 2026. In connection with his resignation, the Company and Mr. Hebert entered into a Severance Agreement and General Release, dated May 26, 2026 (the “Severance Agreement”), pursuant to which Mr. Hebert will receive total severance payments of $137,500, minus applicable withholdings, which represents six months’ pay. Mr. Hebert is also entitled to subsidized COBRA health insurance coverage from June 2026 through the earlier of (i) December 2026 and (ii) the time that Mr. Hebert obtains new employment, such that Mr. Hebert’s portion of the premium approximates his regular employee contribution premium. The Severance Agreement also contains a general release in favor of the Company and provides that Mr. Hebert will continue to abide by the restrictive covenants in his Non-Competition and Non-Solicitation Agreement with the Company, including his agreement not to (i) solicit the Company’s employees, consultants or independent contractors or (ii) compete with the Company. Mr. Hebert’s resignation was not the result of a disagreement between Mr. Hebert and the Company on any matter relating to the Company’s operation, policies, or practices.

The foregoing description of the Severance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Severance Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Severance Agreement and General Release, by and between PSQ Holdings, Inc. and Michael Hebert, effective as of May 26, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSQ Holdings, Inc.

Date: June 1, 2026	By:	/s/ Jim Giudice
	Name:	Jim Giudice
	Title:	Chief Legal Officer